UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

Omnicare, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-8269	31-1001351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard, Suite 1600, Covington, Kentucky 41011

(Address of principal executive offices)     (Zip code)

859-392-3300

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2005 by Omnicare, Inc., a Delaware corporation (the “Company”), to provide the financial information required by Items 2.01 and 9.01 of the Form 8-K in connection with the merger of Nectarine Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”), with and into NeighborCare, Inc. upon the terms and conditions set forth in the Agreement and Plan of Merger, dated as of July 6, 2005, by and among the Company, the Acquisition Subsidiary and NeighborCare, Inc.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i)

Audited Consolidated Financial Statements of NeighborCare, Inc. as of September 30, 2004 and 2003 and for each of the years in the three-year period ended September 30, 2004 and related Notes are incorporated by reference herein.

(ii)

Unaudited Condensed Consolidated Financial Statements of NeighborCare, Inc. as of March 31, 2005, and for each of the three and six months ended March 31, 2005 and 2004 and related Notes are incorporated by reference herein.

(b) Pro Forma Financial Information.

(i)

Unaudited pro forma combined financial information as of March 31, 2005, and for the three months ended March 31, 2005 and for the year ended December 31, 2004, and related Notes are attached hereto as Exhibit 99.4.

(c) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of July 6, 2005, by and among Omnicare, Inc., Nectarine Acquisition Corp. and NeighborCare, Inc.
Exhibit 10.1

Credit Agreement, dated as of July 28, 2005, among Omnicare, Inc., as borrower, the lenders named therein, JPMorgan Chase Bank, N.A., as a joint syndication agent, Lehman Brothers Inc., as a joint syndication agent, CIBC World Markets Corp., as a co-documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as a co-documentation agent, Wachovia Capital Markets, LLC, as a co-documentation agent, and SunTrust Bank, as administrative agent.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm – KPMG LLP.
Exhibit 99.1	Press Release of Omnicare, Inc., dated July 28, 2005.
Exhibit 99.2	Audited Consolidated Financial Statements of NeighborCare, Inc. as of September 30, 2004 and 2003 and for each of the years in the three-year period ended September 30, 2004, and related Notes.
Exhibit 99.3	Unaudited Condensed Consolidated Financial Statements of NeighborCare, Inc. as of March 31, 2005, and for each of the three and six months ended March 31, 2005 and 2004, and related Notes.
Exhibit 99.4	Unaudited pro forma combined financial information as of March 31, 2005, and for the three months ended March 31, 2005 and for the year ended December 31, 2004, and related Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.
By:	/s/ David W. Froesel, Jr.
Name:	David W. Froesel, Jr.
Title:	Senior Vice President and Chief Financial Officer

Dated: October 13, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of July 6, 2005, by and among Omnicare, Inc., Nectarine Acquisition Corp. and NeighborCare, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2005).

10.1

Credit Agreement, dated as of July 28, 2005, among Omnicare, Inc., as borrower, the lenders named therein, JPMorgan Chase Bank, N.A., as a joint syndication agent, Lehman Brothers Inc., as a joint syndication agent, CIBC World Markets Corp., as a co-documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as a co-documentation agent, Wachovia Capital Markets, LLC, as a co-documentation agent, and SunTrust Bank, as administrative agent (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2005).

23.1	Consent of Independent Registered Public Accounting Firm – KPMG LLP.

99.1

Press Release of Omnicare, Inc., dated July 28, 2005 (incorporated herein by reference to Exhibit (a)(1)(EEE) to Nectarine Acquisition Corp.’s Schedule TO-T/A, as amended, filed with the Securities and Exchange Commission on July 28, 2005).

99.2

Audited Consolidated Financial Statements of NeighborCare, Inc. as of September 30, 2004 and 2003 and for each of the years in the three-year period ended September 30, 2004, and related Notes (incorporated herein by reference to NeighborCare, Inc.’s Annual Report on Form 10-K/A for the years ended September 30, 2004 and 2003, filed with the Securities and Exchange Commission on December 14, 2004 and December 29, 2003, respectively).

99.3

Unaudited Condensed Consolidated Financial Statements of NeighborCare, Inc. as of March 31, 2005, and for each of the three and six months ended March 31, 2005 and 2004, and related Notes (incorporated herein by reference to NeighborCare, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2005, filed with the Securities and Exchange Commission on May 9, 2005).

99.4	Unaudited pro forma combined financial information as of March 31, 2005, and for the three months ended March 31, 2005 and for the year ended December 31, 2004, and related Notes.